UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04765

BNY Mellon New York AMT-Free Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/2021

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon New York AMT-Free Municipal Bond Fund

ANNUAL REPORT November 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2020 through November 30, 2021, as provided by portfolio managers Thomas Casey and Daniel Rabasco of Insight North America LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended November 30, 2021, BNY Mellon New York AMT-Free Municipal Bond Fund’s Class A shares produced a total return of 3.03%, Class C shares returned 2.30%, Class I shares returned 3.29% and Class Y shares returned 3.38%.1 In comparison, the Bloomberg U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within New York, provided a total return of 1.97% for the same period.2

Municipal bonds produced a strong return during the reporting period. The fund outperformed the Index mainly due to favorable security selection, asset allocation and yield curve positioning.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York State and New York City income taxes, and the federal alternative minimum tax. The fund invests at least 70% of its assets in municipal bonds rated, at the time of purchase, investment grade (i.e., Baa/BBB or higher) or the unrated equivalent as determined by the BNY Mellon Investment Adviser, Inc.. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the BNY Mellon Investment Adviser, Inc.. The dollar-weighted, average maturity of the fund’s portfolio normally exceeds ten years, but the fund may invest without regard to maturity. A bond’s maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted, average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.

We focus on identifying undervalued sectors and securities. To select municipal bonds for the fund, we estimate and analyze the relative value of various sectors and securities and may actively trade among sectors and securities based on this analysis.

Strong Demand Continues Amid Political Uncertainty

During the reporting period, the market continued to benefit from policies put in place in response to the COVID-19 pandemic, including support from the Federal Reserve (the “Fed”). This and a number of other factors produced strong inflows to the market during the period. For example, a Democrat-controlled Congress made federal support for state and local governments more likely, and this resulted in a COVID-19 relief package, which included $350 billion in support for state and local governments.

The fiscal health of issuers has continued to be stronger than expected because real-estate and income-tax collections failed to decline as much as predicted. Progressive tax regimes proved beneficial because higher-earning, white-collar workers were largely unaffected by the pandemic. In addition, ongoing federal support to households, school systems, the transportation system and other segments bolstered the economy and prevented sales taxes from declining as much as originally feared.

The election also increased the likelihood of income-tax hikes for higher-income households, adding to the appeal of tax-exempt municipal securities. The prospect of an increase in the corporate tax rate made municipal bonds more appealing to institutional buyers, and low interest rates overseas attracted foreign investors to the market.

The latter part of the period was characterized by limited trading volumes and some volatility, given rising Treasury rates. The size and scope of the infrastructure bill being debated in Congress as well as the stalemate over the debt limit also contributed to some uncertainties.

The market received support from investors interested in holding quality assets and in protecting their income from potentially higher tax rates. Credit fundamentals, which also remained strong, also helped drive investor demand.

Security Selection, Asset Allocation and Yield Curve Positioning Benefited Performance

The fund’s performance benefited primarily from its security selections and sector allocations. New York City Water bonds performed well, as did New York City sales tax bonds. The fund’s position in New York City general obligation bonds also contributed positively. An overweight position in transportation bonds and an underweight to pre-refunded bonds were also advantageous. Lower-quality, investment-grade bonds also generally contributed positively, as did an overweight to bonds with maturities of 15 years or longer.

In contrast, the fund’s performance was hindered by a certain security selections. For example, the bonds of the Port Authority of New York and New Jersey and those of the New York Liberty Development Corporation hampered performance. A position in Rochester General Hospital, also hindered returns. The fund did not make use of derivatives during the reporting period.

Fundamentals Remain Strong

Despite the pandemic, credit quality remains relatively strong, and we believe that the economic climate will remain supportive in the coming months. Economic activity has largely rebounded, and tax receipts have surpassed projections, more than recovering from pre-pandemic levels. Support from the federal government also bolstered the financial health of issuers in the municipal market.

The next round of infrastructure spending from the federal government is uncertain, but additional spending could limit the supply of new bonds. This, combined with strong demand arising from the potential for higher taxes on high income earnings, could

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

benefit the municipal bond market. The cap on the deductibility of state and local taxes may be raised by Congress, potentially reducing demand, but the cap may be lower for high-income households. Although valuations are not cheap, we anticipate the municipal bonds will outperform other high-quality assets in the coming months.

December 15, 2021

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents. Capital gains, if any, are fully taxable.

The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 31, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the fund invests may have an impact on the fund’s share price.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon New York AMT-Free Municipal Bond Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon New York AMT-Free Municipal Bond Fund on 11/30/11 to a hypothetical investment $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in New York municipal securities and the fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is not limited to investments principally in New York municipal obligations and does not take into account charges, fees and other expenses. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon New York AMT-Free Municipal Bond Fund with a hypothetical investment of $1,000,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon New York AMT-Free Municipal Bond Fund on 11/30/11 to a hypothetical investment $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in New York municipal securities and the fund’s performance shown in the line graph above takes into account of Class Y shares. The Index is not limited to investments principally in New York municipal obligations and does not take into account charges, fees and other expenses. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 11/30/2021

	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	12/31/86	-1.61%	2.88%	2.89%
without sales charge	12/31/86	3.03%	3.83%	3.36%
Class C shares
with applicable redemption charge †	9/11/95	1.30%	3.05%	2.58%
without redemption	9/11/95	2.30%	3.05%	2.58%
Class I shares	12/15/08	3.29%	4.08%	3.61%
Class Y shares	7/1/13	3.38%	4.08%	3.57%††
Bloomberg U.S. Municipal Bond Index		1.97%	4.38%	3.90%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon New York AMT-Free Municipal Bond Fund from June 1, 2021 to November 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.22	$8.12	$3.02	$2.92
Ending value (after expenses)	$1,003.70	$1,000.30	$1,004.90	$1,005.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.26	$8.19	$3.04	$2.94
Ending value (after expenses)	$1,020.86	$1,016.95	$1,022.06	$1,022.16
†

Expenses are equal to the fund’s annualized expense ratio of .84% for Class A, 1.62% for Class C, .60% for Class I and .58% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2021

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.4%
New York - 102.5%
Albany Capital Resource Corp., Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. D	4.00	11/1/2046	3,000,000		3,532,229
Brookhaven Local Development Corp., Revenue Bonds (Jefferson's Ferry Project) Ser. B	4.00	11/1/2045	590,000		656,029
Broome County Local Development Corp., Revenue Bonds, Refunding (Good Shepherd Village at Endwell Obligated Group)	4.00	1/1/2047	1,160,000	[a]	1,284,008
Broome County Local Development Corp., Revenue Bonds, Refunding (United Health Services Hospitals Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	4/1/2050	1,000,000		1,141,211
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2041	525,000		577,863
Build New York City Resource Corp., Revenue Bonds, Refunding (New York Methodist Hospital Project)	5.00	7/1/2024	400,000	[b]	447,045
Build New York City Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2025	1,000,000	[b]	1,160,470
Dutchess County Local Development Corp., Revenue Bonds (Health QuestSystems Obligated Group) Ser. B	4.00	7/1/2041	2,585,000		2,881,230
Dutchess County Local Development Corp., Revenue Bonds (Health QuestSystems Obligated Group) Ser. B	5.00	7/1/2032	1,000,000		1,182,472
Dutchess County Local Development Corp., Revenue Bonds (Health QuestSystems Obligated Group) Ser. B	5.00	7/1/2035	2,000,000		2,363,697
Glen Cove Local Economic Assistance Corp., Revenue Bonds (Garvies Point Public Improvement Project) Ser. B	0.00	1/1/2045	6,000,000	[c]	2,427,107
Hempstead Town Local Development Corp., Revenue Bonds, Refunding (Molloy College Project)	5.00	7/1/2034	810,000		951,125

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 103.4% (continued)
New York - 102.5% (continued)
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2039	2,000,000	2,381,739
Long Island Power Authority, Revenue Bonds	5.00	9/1/2047	1,000,000	1,217,137
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	4.00	9/1/2039	3,000,000	3,634,133
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2036	1,500,000	1,954,247
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2034	1,500,000	1,679,674
Long Island Power Authority, Revenue Bonds, Refunding, Ser. B	5.00	9/1/2036	1,000,000	1,183,004
Long Island Power Authority, Revenue Bonds, Ser. B	5.00	9/1/2037	1,700,000	1,951,994
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2027	2,000,000	2,088,347
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2037	1,750,000	2,039,361
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C	5.00	11/15/2028	1,785,000	1,860,427
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C	5.00	11/15/2041	965,000	1,003,877
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.00	11/15/2034	2,260,000	2,577,291
Metropolitan Transportation Authority, Revenue Bonds, Ser. C	5.00	11/15/2030	5,000,000	5,574,994
Metropolitan Transportation Authority, Revenue Bonds, Ser. D1	5.25	11/15/2044	2,000,000	2,230,025
Metropolitan Transportation Authority, Revenue Bonds, Ser. E	5.00	11/15/2043	6,210,000	6,653,256
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2051	5,000,000	5,012,365
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2035	1,150,000	1,343,562
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2034	1,100,000	1,286,146

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 103.4% (continued)
New York - 102.5% (continued)
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (Rochester Regional Health Obligated Group)	4.00	12/1/2046	555,000	638,757
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	4.00	7/1/2050	4,420,000	5,128,897
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	5.00	7/1/2036	1,000,000	1,219,474
New York City, GO, Refunding, Ser. A1	4.00	8/1/2034	1,000,000	1,207,332
New York City, GO, Refunding, Ser. C	5.00	8/1/2033	12,240,000	13,880,167
New York City, GO, Refunding, Ser. J	5.00	8/1/2031	4,000,000	4,468,893
New York City, GO, Ser. A1	5.00	8/1/2037	3,500,000	4,145,237
New York City, GO, Ser. AA1	4.00	8/1/2037	1,500,000	1,767,823
New York City, GO, Ser. C	4.00	8/1/2039	3,500,000	4,169,534
New York City, GO, Ser. F1	4.00	3/1/2047	1,000,000	1,174,375
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.00	7/1/2026	2,000,000	2,144,357
New York City Housing Development Corp., Revenue Bonds, Ser. C1A	4.00	11/1/2053	2,500,000	2,705,466
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	1/1/2031	1,250,000	1,649,136
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	4.00	3/1/2032	1,750,000	2,111,628
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	4.00	3/1/2045	1,000,000	1,156,368
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S1	5.00	7/15/2043	5,000,000	5,653,310

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.4% (continued)
New York - 102.5% (continued)
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S2	5.00	7/15/2040	3,000,000		3,453,634
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.00	7/15/2043	2,000,000		2,468,371
New York City Transitional Finance Authority, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. S2A	5.00	7/15/2034	4,000,000		4,986,332
New York City Transitional Finance Authority, Revenue Bonds, Ser. B1	4.00	8/1/2048	2,500,000		2,963,164
New York City Transitional Finance Authority, Revenue Bonds, Ser. E1	5.00	2/1/2040	4,000,000		4,661,078
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. CC1	5.00	6/15/2038	3,595,000		4,312,774
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. CC2	4.00	6/15/2041	2,000,000		2,372,587
New York City Water & Sewer System, Revenue Bonds, Ser. DD1	4.00	6/15/2050	2,500,000		2,926,915
New York Convention Center Development Corp., Revenue Bonds, Refunding	5.00	11/15/2040	1,250,000		1,429,773
New York Convention Center Development Corp., Revenue Bonds, Ser. B	0.00	11/15/2046	4,000,000	[c]	1,966,183
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.80	9/15/2069	1,000,000		1,035,948
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	5,000,000	[d]	5,464,100
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-7 World Trade Center Project)	5.00	9/15/2040	2,000,000		2,025,006
New York Liberty Development Corp., Revenue Bonds, Refunding (Goldman Sachs Headquarters)	5.25	10/1/2035	2,000,000		2,829,615
New York State Dormitory Authority, Revenue Bonds (Fordham University)	4.00	7/1/2046	1,000,000		1,158,570

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.4% (continued)
New York - 102.5% (continued)
New York State Dormitory Authority, Revenue Bonds (Rochester Institute of Technology) Ser. A	5.00	7/1/2049	1,000,000		1,238,835
New York State Dormitory Authority, Revenue Bonds (State of New York Personal Income Tax) Ser. A	5.00	2/15/2034	3,700,000		4,407,489
New York State Dormitory Authority, Revenue Bonds, Refunding (Garnet Health Medical Center Obligated Group)	5.00	12/1/2045	1,400,000	[d]	1,583,785
New York State Dormitory Authority, Revenue Bonds, Refunding (Garnet Health Medical Center Obligated Group)	5.00	12/1/2036	3,400,000	[d]	4,039,060
New York State Dormitory Authority, Revenue Bonds, Refunding (Icahn School of Medicine at Mount Sinai) Ser. A	5.00	7/1/2040	1,000,000		1,142,353
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	10/1/2035	900,000		1,075,965
New York State Dormitory Authority, Revenue Bonds, Refunding (Memorial Sloan-Kettering Cancer Center) Ser. 1	5.00	7/1/2042	500,000		605,828
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	4.00	9/1/2050	1,000,000		1,138,295
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	5.00	8/1/2034	1,010,000		1,230,843
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	5.00	8/1/2035	2,800,000		3,408,043
New York State Dormitory Authority, Revenue Bonds, Refunding (New York University) Ser. A	5.00	7/1/2045	3,540,000		4,032,552
New York State Dormitory Authority, Revenue Bonds, Refunding (NYU Langone Hospitals Obligated Group)	5.00	7/1/2034	2,500,000		2,773,531

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 103.4% (continued)
New York - 102.5% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding (NYU Langone Hospitals Obligation Group)	5.00	7/1/2032	500,000	585,837
New York State Dormitory Authority, Revenue Bonds, Refunding (St. John's University) Ser. A	4.00	7/1/2048	1,000,000	1,172,341
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2041	1,000,000	1,181,220
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2043	1,300,000	1,469,376
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	5.00	3/15/2031	2,500,000	2,753,659
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. D	4.00	2/15/2038	1,500,000	1,773,545
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2044	5,000,000	6,005,694
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2044	3,000,000	3,295,002
New York State Dormitory Authority, Revenue Bonds, Ser. F	5.00	2/15/2039	2,000,000	2,259,988
New York State Mortgage Agency, Revenue Bonds, Ser. 223	3.50	4/1/2049	690,000	733,466
New York State Thruway Authority, Revenue Bonds, Ser. A	5.00	1/1/2041	1,000,000	1,166,626
New York State Urban Development Corp., Revenue Bonds (State of New York Personal Income Tax) Ser. A	5.00	3/15/2037	2,500,000	3,236,150
New York State Urban Development Corp., Revenue Bonds, Refunding (State of New York Personal Income Tax)	4.00	3/15/2037	1,500,000	1,796,314
New York State Urban Development Corp., Revenue Bonds, Refunding, Ser. A	5.00	3/15/2023	3,180,000	3,376,604
New York Transportation Development Corp., Revenue Bonds	4.00	10/31/2041	1,750,000	2,036,346
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	4.00	1/1/2036	1,960,000	2,205,104

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.4% (continued)
New York - 102.5% (continued)
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal)	4.00	12/1/2042	1,500,000		1,724,420
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2033	1,450,000		1,837,167
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Holding Project) Ser. B	3.50	11/1/2024	3,250,000	[d]	3,365,106
Niagara Tobacco Asset Securitization Corp., Revenue Bonds, Refunding	5.25	5/15/2040	1,750,000		1,894,489
Niagara Tobacco Asset Securitization Corp., Revenue Bonds, Refunding	5.25	5/15/2034	2,000,000		2,180,054
Oneida County Local Development Corp., Revenue Bonds (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	12/1/2051	1,000,000		1,150,772
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2049	1,000,000		1,135,513
Onondaga Civic Development Corp., Revenue Bonds, Refunding (Syracuse University Project) Ser. A	5.00	12/1/2028	2,000,000		2,559,898
Oyster Bay, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	2/1/2033	3,000,000		3,336,609
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 195th	5.00	4/1/2036	4,000,000		4,713,648
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 197	5.00	11/15/2033	4,000,000		4,766,450
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 184	5.00	9/1/2036	2,500,000		2,797,999
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 184	5.00	9/1/2039	2,000,000		2,232,580
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 184	5.00	9/1/2032	3,000,000		3,369,865
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 214	5.00	9/1/2036	2,000,000		2,481,679

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.4% (continued)
New York - 102.5% (continued)
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 218	4.00	11/1/2047	1,000,000		1,155,080
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 218	4.00	11/1/2041	1,000,000		1,168,196
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 93rd	6.13	6/1/2094	1,955,000		2,190,857
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds, Refunding	4.00	6/1/2050	1,000,000		1,173,158
Tender Option Bond Trust Receipts (Series 2016-XM0382), (New York City Transitional Finance Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	18.07	5/1/2042	10,000,000	[d,e,f]	10,600,358
The New York City Trust for Cultural Resources, Revenue Bonds, Refunding (The American Museum of Natural History) Ser. A	5.00	7/1/2032	2,210,000		2,459,634
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2046	3,500,000		4,067,432
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	5.25	11/15/2045	1,500,000		1,729,324
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C2	5.00	11/15/2042	2,000,000		2,455,840
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2049	1,000,000		1,275,186
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2042	3,000,000		3,629,710
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C-1A	4.00	5/15/2046	1,500,000		1,790,939
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2041	2,500,000		2,902,727
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	1,220,000		1,360,809
Utility Debt Securitization Authority, Revenue Bonds, Refunding	5.00	12/15/2035	6,500,000		7,602,305
Westchester County Local Development Corp., Revenue Bonds, Refunding (Miriam Osborn Memorial Home Association Obligated Group)	5.00	7/1/2029	250,000		283,956

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 103.4% (continued)
New York - 102.5% (continued)
Westchester County Local Development Corp., Revenue Bonds, Refunding (Miriam Osborn Memorial Home Association Obligated Group)	5.00	7/1/2027	270,000	308,333
Westchester County Local Development Corp., Revenue Bonds, Refunding (Purchase Senior Learning Community Obligated Group)	5.00	7/1/2046	1,800,000	[d] 1,937,357
Westchester Tobacco Asset Securitization Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2041	1,500,000	1,773,849
Western Nassau County Water Authority, Revenue Bonds (Green Bonds) Ser. A	4.00	4/1/2046	1,000,000	1,184,719
Western Nassau County Water Authority, Revenue Bonds, Ser. A	5.00	4/1/2025	1,000,000	[b] 1,152,028
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2039	420,000	493,919
				315,516,685
U.S. Related - .9%
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. CC	5.25	7/1/2033	2,405,000	2,627,689
Total Investments (cost $297,660,659)			103.4%	318,144,374
Liabilities, Less Cash and Receivables			(3.4%)	(10,403,052)
Net Assets			100.0%	307,741,322

a Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of November 30, 2021.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2021, these securities were valued at $26,989,766 or 8.77% of net assets.

e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

f Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	24.0
Transportation	23.0
General Obligation	11.1
Medical	10.1
Development	8.6
Education	7.9
Utilities	3.8
Tobacco Settlement	3.7
Water	3.5
Power	2.5
Multifamily Housing	1.6
Nursing Homes	1.4
Pollution	1.1
Prerefunded	.9
Single Family Housing	.2
103.4

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-Bill	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	297,660,659	318,144,374
Cash		2,115,251
Interest receivable		3,392,983
Receivable for shares of Beneficial Interest subscribed		277,078
Prepaid expenses		29,646
		323,959,332
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		182,861
Payable for floating rate notes issued—Note 4		7,500,000
Payable for shares of Beneficial Interest redeemed		7,173,341
Payable for investment securities purchased		1,280,141
Interest and expense payable related to floating rate notes issued—Note 4		4,165
Trustees’ fees and expenses payable		2,224
Other accrued expenses		75,278
		16,218,010
Net Assets ($)		307,741,322
Composition of Net Assets ($):
Paid-in capital		286,317,682
Total distributable earnings (loss)		21,423,640
Net Assets ($)		307,741,322

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	227,799,938	6,092,187	73,532,076	317,121
Shares Outstanding	14,954,627	399,881	4,827,526	20,811
Net Asset Value Per Share ($)	15.23	15.23	15.23	15.24

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2021

Investment Income ($):
Interest Income	9,321,205
Expenses:
Management fee—Note 3(a)	1,697,678
Shareholder servicing costs—Note 3(c)	720,133
Professional fees	114,255
Registration fees	64,692
Distribution fees—Note 3(b)	55,667
Interest and expense related to floating rate notes issued—Note 4	54,737
Trustees’ fees and expenses—Note 3(d)	26,328
Chief Compliance Officer fees—Note 3(c)	14,028
Prospectus and shareholders’ reports	12,972
Custodian fees—Note 3(c)	5,769
Loan commitment fees—Note 2	4,558
Miscellaneous	26,766
Total Expenses	2,797,583
Less—reduction in expenses due to undertaking—Note 3(a)	(308,668)
Less—reduction in fees due to earnings credits—Note 3(c)	(424)
Net Expenses	2,488,491
Investment Income—Net	6,832,714
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	792,620
Net change in unrealized appreciation (depreciation) on investments	1,851,117
Net Realized and Unrealized Gain (Loss) on Investments	2,643,737
Net Increase in Net Assets Resulting from Operations	9,476,451

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2021	2020
Operations ($):
Investment income—net	6,832,714	7,617,012
Net realized gain (loss) on investments	792,620	2,293,684
Net change in unrealized appreciation (depreciation) on investments	1,851,117	(830,415)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,476,451	9,080,281
Distributions ($):
Distributions to shareholders:
Class A	(6,816,935)	(6,192,689)
Class C	(175,695)	(255,684)
Class I	(2,110,309)	(1,763,226)
Class Y	(10,155)	(9,168)
Total Distributions	(9,113,094)	(8,220,767)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	14,225,781	11,464,980
Class C	574,920	343,882
Class I	26,409,380	15,988,349
Distributions reinvested:
Class A	5,645,039	5,064,665
Class C	173,091	220,975
Class I	2,095,846	1,744,617
Cost of shares redeemed:
Class A	(26,108,357)	(21,898,248)
Class C	(4,426,518)	(7,017,913)
Class I	(16,583,928)	(17,333,633)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	2,005,254	(11,422,326)
Total Increase (Decrease) in Net Assets	2,368,611	(10,562,812)
Net Assets ($):
Beginning of Period	305,372,711	315,935,523
End of Period	307,741,322	305,372,711

	Year Ended November 30,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	931,685	760,478
Shares issued for distributions reinvested	370,214	336,109
Shares redeemed	(1,710,466)	(1,459,955)
Net Increase (Decrease) in Shares Outstanding	(408,567)	(363,368)
Class Cb
Shares sold	37,748	22,768
Shares issued for distributions reinvested	11,356	14,660
Shares redeemed	(289,553)	(466,902)
Net Increase (Decrease) in Shares Outstanding	(240,449)	(429,474)
Class Ia
Shares sold	1,733,599	1,065,496
Shares issued for distributions reinvested	137,443	115,764
Shares redeemed	(1,087,646)	(1,165,309)
Net Increase (Decrease) in Shares Outstanding	783,396	15,951

[a]	During the period ended November 30, 2021, 6,661 Class A shares representing $101,195 were exchanged for 6,666 Class I shares.
[b]	During the period ended November 30, 2021, 3,885 Class C shares representing $59,637 were automatically converted to 3,888 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended November 30,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.22	15.16	14.35	14.81	14.44
Investment Operations:
Investment income—net[a]	.33	.37	.38	.39	.40
Net realized and unrealized gain (loss) on investments	.12	.09	.81	(.46)	.37
Total from Investment Operations	.45	.46	1.19	(.07)	.77
Distributions:
Dividends from investment income—net	(.33)	(.37)	(.38)	(.39)	(.40)
Dividends from net realized gain on investments	(.11)	(.03)	-	-	-
Total Distributions	(.44)	(.40)	(.38)	(.39)	(.40)
Net asset value, end of period	15.23	15.22	15.16	14.35	14.81
Total Return (%)[b]	3.03	3.09	8.37	(.49)	5.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.97	.98	.98	.93
Ratio of net expenses to average net assets	.84	.87	.96	.98	.93
Ratio of interest and expense related to floating rate notes issued to average net assets	.02	.04	.07	.06	.03
Ratio of net investment income to average net assets	2.18	2.46	2.56	2.67	2.68
Portfolio Turnover Rate	7.88	13.63	9.24	15.32	9.08
Net Assets, end of period ($ x 1,000)	227,800	233,774	238,353	243,275	269,220

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

Class C Shares	Year Ended November 30,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.22	15.16	14.36	14.81	14.44
Investment Operations:
Investment income—net[a]	.21	.26	.27	.28	.28
Net realized and unrealized gain (loss) on investments	.12	.08	.80	(.45)	.37
Total from Investment Operations	.33	.34	1.07	(.17)	.65
Distributions:
Dividends from investment income—net	(.21)	(.25)	(.27)	(.28)	(.28)
Dividends from net realized gain on investments	(.11)	(.03)	-	-	-
Total Distributions	(.32)	(.28)	(.27)	(.28)	(.28)
Net asset value, end of period	15.23	15.22	15.16	14.36	14.81
Total Return (%)[b]	2.30	2.30	7.48	(1.17)	4.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.73	1.75	1.73	1.69
Ratio of net expenses to average net assets	1.62	1.63	1.72	1.73	1.69
Ratio of interest and expense related to floating rate notes issued to average net assets	.02	.04	.07	.06	.03
Ratio of net investment income to average net assets	1.41	1.70	1.80	1.90	1.92
Portfolio Turnover Rate	7.88	13.63	9.24	15.32	9.08
Net Assets, end of period ($ x 1,000)	6,092	9,745	16,217	18,960	26,001

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended November 30,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.22	15.16	14.35	14.81	14.44
Investment Operations:
Investment income—net[a]	.37	.41	.42	.43	.43
Net realized and unrealized gain (loss) on investments	.12	.09	.81	(.47)	.37
Total from Investment Operations	.49	.50	1.23	(.04)	.80
Distributions:
Dividends from investment income—net	(.37)	(.41)	(.42)	(.42)	(.43)
Dividends from net realized gain on investments	(.11)	(.03)	-	-	-
Total Distributions	(.48)	(.44)	(.42)	(.42)	(.43)
Net asset value, end of period	15.23	15.22	15.16	14.35	14.81
Total Return (%)	3.29	3.41	8.56	(.25)	5.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.72	.75	.72	.69
Ratio of net expenses to average net assets	.60	.62	.72	.72	.69
Ratio of interest and expense related to floating rate notes issued to average net assets	.02	.04	.07	.06	.03
Ratio of net investment income to average net assets	2.42	2.70	2.79	2.90	2.90
Portfolio Turnover Rate	7.88	13.63	9.24	15.32	9.08
Net Assets, end of period ($ x 1,000)	73,532	61,536	61,051	61,751	89,520

a Based on average shares outstanding.

See notes to financial statements.

Class Y Shares	Year Ended November 30,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.22	15.16	14.36	14.81	14.44
Investment Operations:
Investment income—net[a]	.37	.41	.43	.43	.43
Net realized and unrealized gain (loss) on investments	.13	.09	.78	(.46)	.37
Total from Investment Operations	.50	.50	1.21	(.03)	.80
Distributions:
Dividends from investment income—net	(.37)	(.41)	(.41)	(.42)	(.43)
Dividends from net realized gain on investments	(.11)	(.03)	-	-	-
Total Distributions	(.48)	(.44)	(.41)	(.42)	(.43)
Net asset value, end of period	15.24	15.22	15.16	14.36	14.81
Total Return (%)	3.38	3.37	8.48	(.17)	5.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67	.70	.76	.71	.65
Ratio of net expenses to average net assets	.57	.60	.68	.71	.65
Ratio of interest and expense related to floating rate notes issued to average net assets	.02	.04	.07	.06	.03
Ratio of net investment income to average net assets	2.45	2.74	2.90	2.94	2.91
Portfolio Turnover Rate	7.88	13.63	9.24	15.32	9.08
Net Assets, end of period ($ x 1,000)	317	317	316	1	1

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon New York AMT-Free Municipal Bond Fund (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open–end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Insight North America LLC (the “Sub-Adviser”) as the fund’s sub-investment adviser pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser. As the fund’s sub-investment adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of the Sub-Adviser, and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Municipal Securities	-	318,144,374	-	318,144,374
Liabilities ($)
Other Financial Instruments:
Floating Rate Notes††	-	(7,500,000)	-	(7,500,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country,

NOTES TO FINANCIAL STATEMENTS (continued)

region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $145,836, undistributed capital gains $791,219 and unrealized appreciation $20,486,585.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2021 and November 30, 2020 were as follows: tax-exempt income $6,834,131 and $7,597,059, ordinary income $10,727 and $90 and long-term capital gains $2,268,236 and $623,618, respectively.

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the

NOTES TO FINANCIAL STATEMENTS (continued)

fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had contractually agreed, from December 1, 2020 through November 30, 2021, to waive receipt of a portion of its management fee, in the amount of .10% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from December 1, 2021 through March 31, 2022, to waive receipt of a portion of its management fee, in the amount of ..15% of the value of the fund’s average daily net assets. On or after March 31, 2022, the Adviser may terminate this waiver agreement at any time. In addition, the Adviser has contractually agreed, from December 1, 2020 through March 31, 2022, to assume the direct expenses of Class Y so that the direct expenses of Class Y do not exceed the direct expenses of Class I. On or after March 31, 2022, the Adviser may terminate this expense limitation agreement for Class Y at any time. The reduction in expenses, pursuant to the undertakings, amounted to $308,668 during the period ended November 30, 2021.

As of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .264% of the value of the fund’s average daily net assets.

During the period ended November 30, 2021, the Distributor retained $1,910 from commissions earned on sales of the fund’s Class A shares and $99 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended November 30, 2021, Class C shares were charged $55,667 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2021, Class A and Class C shares were charged $582,095 and $18,556, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as shareholder servicing costs and includes custody net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2021, the fund was charged $52,041 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2021, the fund was charged $5,769 pursuant to the custody agreement. These fees were partially offset by earnings credits of $424.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended November 30, 2021, the fund was charged $3,172 pursuant to the

NOTES TO FINANCIAL STATEMENTS (continued)

agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended November 30, 2021, the fund was charged $14,028 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $141,666, Distribution Plan fees of $3,793, Shareholder Services Plan fees of $47,932, custodian fees of $1,978, Chief Compliance Officer fees of $5,897 and transfer agency fees of $9,078, which are offset against an expense reimbursement currently in effect in the amount of $27,483.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2021, amounted to $35,822,500 and $23,944,668, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended November 30, 2021 was approximately $7,500,000, with a related weighted average annualized interest rate of .73%.

At November 30, 2021, the cost of investments for federal income tax purposes was $290,157,789; accordingly, accumulated net unrealized appreciation on investments was $20,486,585, consisting of $20,614,882 gross unrealized appreciation and $128,297 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon New York AMT-Free Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon New York AMT-Free Municipal Bond Fund (the “Fund”), including the statement of investments, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 24, 2022

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended November 30, 2021 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are New York residents, New York State and New York City personal income taxes). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2021 calendar year on Form 1099-DIV, which will be mailed in early 2022. Also, the fund hereby reports $.1133 per share as a long-term capital gain distribution paid on December 23, 2020 and $.0006 per share as a short-term capital gain distribution paid on March 29, 2021.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on August 18, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional New York municipal debt funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional New York municipal debt funds (the “Performance Universe”), all for various periods ended June 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional New York municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods except the ten-year period, when it was at the Performance Group median. The Board also considered that the fund’s yield performance was below the Performance Group medians for all of the ten one-year periods ended June 30th and at or above the Performance Universe medians for five of the ten one-year periods ended June 30th. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median, noting that the fund’s total return and yield performance ranked in the third quartile of the Performance Universe in each period in which it was below median. Representatives of the Adviser noted that certain funds in the Performance Group held Puerto Rico bonds that had performed well, and that, since the fund did not hold any Puerto Rico bonds, this negatively affected the comparison of the fund’s performance on a relative basis. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in three of the ten calendar years shown. Representatives of the Adviser noted that the fund had a four star Morningstar rating for its risk-adjusted return overall and for the three- and ten-year periods.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was slightly higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser had contractually agreed, until December 1, 2021, to waive receipt of its management fee in the amount of 0.10% of

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

the value of the fund’s average daily net assets and, until March 31, 2022, to waive receipt of its management fee in the amount of 0.15% of the value of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by the one fund advised or administered by the Adviser that is in the same Lipper category as the fund (the “Similar Fund”) and explained the nature of the Similar Fund. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the fee waiver arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance in light of the considerations described above.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Francine J. Bovich (70)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 55

———————

Peggy C. Davis (78)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 34

———————

Nathan Leventhal (78)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, markets and distributes watches, Director (2003-2020)

No. of Portfolios for which Board Member Serves: 33

———————

Robin A. Melvin (58)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 75

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Diane Dunst, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021; Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 119 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon New York AMT-Free Municipal Bond Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America, LLC
200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: PSNYX Class C: PNYCX Class I: DNYIX Class Y: DNYYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0021AR1121

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,495 in 2020 and $35,494 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,141 in 2020 and $10,222 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,444 in 2020 and $3,342 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $8,158 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $1,667 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,174,149 in 2020 and $2,747,329 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon New York AMT-Free Municipal Bond Fund

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: January 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: January 25, 2022

By: /s/ James Windels

         James Windels

        Treasurer (Principal Financial Officer)

Date: January 25, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)